Employee Benefit Plan	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Employee Benefit Plan
13. E
MPLOYEE
B
ENEFIT
P
LAN
We have a defined contribution and profit-sharing 401(k) plan that covers substantially all employees who meet eligibility requirements. Participants may contribute to the plan, through regular payroll deductions, an amount subject to limitations imposed by the Internal Revenue Code. The plan also provides for discretionary profit-sharing contributions and matching contributions. We contributed approximately $1.3 million, $0.8 million, and $0.9 million in matching contributions for the years ended December 31, 2022, 2021, and 2020, respectively, and is included in General and administrative expense in the Consolidated Statements of Operations. For the years ended December 31, 2022, and 2021, there were no discretionary profit-sharing contributions.